Segment Information	12 Months Ended
Dec. 31, 2018
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Segment Information

Note 5—Segment Information

We are managed and operated as one business unit. No separate business areas or separate business units have been identified in relation to product candidates or geographical markets. Accordingly, except for entity wide disclosures, we do not disclose information on business segments or geographical markets.

Geographical information on revenue is included in Note 4, and the Company’s non-current assets are primarily located in our country of domicile, Denmark.

In the consolidated financial statements for 2018, a single customer (our associate) accounts for more than 10% of total revenue. For elaborating details, please refer to Note 12. The revenue from single customers was €10.5 million, €1.5 million, and €4.6 million for the financial years ended December 31, 2018, 2017, and 2016, respectively.